UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2013

VANTAGESOUTH BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36009	45-2915089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices)

(919) 659-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the Registration Statement on Form S-1 of VantageSouth Bancshares, Inc. (the “Company”) to be filed on August 20, 2013, the Company is providing certain financial statements. The unaudited financial statements (including notes thereto) of Community Bank of Rowan for the period from January 1 through April 18, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference. The consolidated financial statements (including notes thereto) of ECB Bancorp, Inc. (“ECB”) and Subsidiary, as of and for the three months ended March 31, 2013, as of and for the year ended December 31, 2012, and for the year ended December 31, 2011, are filed as Exhibit 99.2 to this Report and incorporated herein by reference. The unaudited pro forma condensed combined financial statements (including notes thereto) of the Company for the six months ended June 30, 2013 and the year ended December 31, 2012, to reflect the merger with ECB completed on April 1, 2013, are filed as Exhibit 99.3 to this Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Unaudited financial statements (including notes thereto) of Community Bank of Rowan, for the period from January 1 through April 18, 2011.

Exhibit 99.2	Consolidated financial statements (including notes thereto) of ECB Bancorp, Inc. and Subsidiary, as of and for the three months ended March 31, 2013, as of and for the year ended December 31, 2012, and for the year ended December 31, 2011.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements (including notes thereto) of VantageSouth Bancshares, Inc. for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2013	VANTAGESOUTH BANCSHARES, INC.

	By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Unaudited financial statements (including notes thereto) of Community Bank of Rowan, for the period from January 1 through April 18, 2011.

Exhibit 99.2	Consolidated financial statements (including notes thereto) of ECB Bancorp, Inc. and Subsidiary, as of and for the three months ended March 31, 2013, as of and for the year ended December 31, 2012, and for the year ended December 31, 2011.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements (including notes thereto) of VantageSouth Bancshares, Inc. for the six months ended June 30, 2013 and the year ended December 31, 2012.